UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

The Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-10898 (Commission File Number)	41-0518860 (IRS Employer Identification No.)

485 Lexington Avenue

New York, New York   10017

(Address of principal executive offices) (Zip code)

(917) 778-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, without par value	TRV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Travelers Companies, Inc. (the “Company”) held its annual meeting of shareholders on May 25, 2022. For more information on the following proposals submitted to shareholders, see the Company’s definitive proxy statement, dated April 8, 2022. Below are the final voting results.

Item 1 — Election of Directors

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Alan L. Beller	185,765,820	9,019,515	413,586	19,306,309
Janet M. Dolan	184,097,548	10,538,921	562,452	19,306,309
Patricia L. Higgins	185,903,634	8,906,436	388,851	19,306,309
William J. Kane	191,861,985	2,935,147	401,789	19,306,309
Thomas B. Leonardi	189,795,107	4,810,036	593,778	19,306,309
Clarence Otis Jr.	184,158,583	10,432,486	607,852	19,306,309
Elizabeth E. Robinson	188,409,758	6,223,518	565,645	19,306,309
Philip T. Ruegger III	187,294,381	6,978,981	925,559	19,306,309
Rafael Santana	193,598,932	1,198,095	401,894	19,306,309
Todd C. Schermerhorn	193,441,875	1,343,824	413,222	19,306,309
Alan D. Schnitzer	185,066,652	9,258,551	873,718	19,306,309
Laurie J. Thomsen	185,789,871	9,024,815	384,235	19,306,309
Bridget van Kralingen	194,089,368	712,167	397,386	19,306,309

Item 2 — Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
206,108,546	8,037,081	359,603	0

Item 3 — Non-Binding Vote to Approve Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
139,495,841	54,462,471	1,240,609	19,306,309

Item 4 — Shareholder Proposal Relating to Additional Disclosure of Lobbying

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
102,171,733	91,547,154	1,480,034	19,306,309

Item 5 — Shareholder Proposal Relating to the Issuance of a Report on GHG Emissions

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
107,822,041	85,382,143	1,994,737	19,306,309

Item 6 — Shareholder Proposal Relating to Policies regarding Fossil Fuel Supplies

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
25,512,481	167,325,148	2,361,292	19,306,309

Item 7 — Shareholder Proposal Relating to Conducting a Racial Equity Audit

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
90,964,616	101,866,066	2,368,239	19,306,309

Item 8 — Shareholder Proposal Relating to the Issuance of a Report on Insuring Law Enforcement

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
18,778,574	170,996,803	5,423,544	19,306,309

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Travelers Companies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2022	THE TRAVELERS COMPANIES, INC.

	By:	/s/ Christine K. Kalla
Name: Christine K. Kalla
Title: Executive Vice President and General Counsel

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